Statement of Additional Information (SAI) Supplement American Century ETF Trust
Supplement dated May 24, 2025 ■ Statement of Additional Information dated January 1, 2025

Effective June 11, 2025, Rene Casis, Vice President, Portfolio Manager and Head of ETF Solutions, will no longer serve as portfolio manager.

The entries for Mr. Casis on pages 24 and 27 of the SAI are to be deleted as of that date.

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